Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Financial Corp. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Paula J. Delaney, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Financial Corp.

A signed original of this written statement required by Section 906 has been provided to United Financial Corp. and will be retained by United Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Paula J. Delaney
----------------------
Paula J. Delaney
Chief Financial Officer



March 28, 2003